UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2021

TELIGENT, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08568	01-0355758
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

105 Lincoln Avenue

Buena, New Jersey 08310

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (856) 697-1441

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TLGT	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On February 16, 2021, Teligent, Inc. (the “Company”) filed supplement no. 1 (“Supplement No. 1”) to the prospectus supplement dated January 28, 2021 (the “Prospectus Supplement”) relating to its previously disclosed At Market Issuance Sales Agreement (the “Sales Agreement”), dated as of January 27, 2021, by and among the Company and B. Riley Securities, Inc., as agent (“B. Riley Securities”), to increase, pursuant to the terms of the Sales Agreement, from $22,619,204 to $50,000,000, the aggregate amount of shares of the Company’s common stock, par value $0.01 per share (the “Shares”), that may be sold through or to B. Riley Securities under the Sales Agreement.

As previously reported, under the Sales Agreement, the Company may sell Shares from time to time through or to B. Riley Securities pursuant to a shelf registration statement on Form S-3 and the related prospectus (File No. 333-224188) that became effective on May 18, 2018, supplemented by the Prospectus Supplement. In accordance with the terms of the Sales Agreement, sales of Shares under the Prospectus Supplement and the accompanying base prospectus may be made by any method deemed to be an “at the market offering” as defined in Rule 415 of the Securities Act.

The Company filed Supplement No. 1 in order to increase the aggregate size of the offering to $50,000,000, as a result of an increase in the Company’s public float since the date of the Prospectus Supplement. Prior to the start of trading on February 16, 2021, $18,533,157 of Shares had been sold under the Prospectus Supplement (including sales pending ordinary settlement under the Sales Agreement), and, following the filing of Supplement No. 1, an aggregate of up to $31,466,843 of additional Shares may be sold.

A copy of the opinion of K&L Gates LLP relating to the legality of the issuance and sale of the Shares is attached as Exhibit 5.1 hereto.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Shares, nor shall there be any offer, solicitation or sale of the Shares in any state or country in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or country.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
5.1	Opinion of K&L Gates LLP
23.1	Consent of K&L Gates LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELIGENT, INC.

Date: February 16, 2021	By:	/s/ Philip K. Yachmetz
		Name:	Philip K. Yachmetz
		Title:	Chief Legal Officer and Corporate Secretary